SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported) October 3, 2003

First Reliance Bancshares, Inc.

(Exact Name of Registrant as Specified in its Charter)

South Carolina	000-49757	80-0030931
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

2170 W. Palmetto Street

Florence, South Carolina 29501

(Address of Principal Executive Offices)

Registrant’s telephone number, including area code (843) 656-5000

N/A

(Former Name or Former Address, if Changed Since Last Report)

Item 7.	Financial Statements, Pro Forma Financial Information and Exhibits

a.	Exhibits

EXHIBIT NUMBER	DESCRIPTION

99.	October 3, 2003 Press Release of First Reliance Bancshares, Inc.

Item 12.	Results of Operations and Financial Condition.

On October 3, 2003, First Reliance Bancshares, Inc. issued the press release attached to this Form 8-K as Exhibit 99, which is incorporated herein by reference. First Reliance Bancshares, Inc. also intends to post this information on its website at www.firstreliance.com under “Investor Relations.”

The information contained or referenced in this report, including the text of the attached presentation, is furnished or referred to by First Reliance Bancshares, Inc. in accordance with rules promulgated by the Securities and Exchange Commission (the “SEC”) and pursuant to Item 12 of Form 8-K and shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that Section, unless First Reliance Bancshares, Inc. specifically incorporates it by reference in a document filed under the Securities Act of 1933 or the Securities Exchange Act of 1934. By filing this report on Form 8-K and furnishing or referring to this information, First Reliance Bancshares, Inc. makes no admission as to the materiality of any information in this report that is required to be disclosed solely by reason of Item 12 of Form 8-K or that the information includes material investor information that was not previously publicly available.

The information contained or referenced to in this report may contain forward-looking information. Forward-looking statements may involve known and unknown risks, uncertainties and other factors which may cause the actual results, performance or achievements of First Reliance Bancshares, Inc. or its wholly owned subsidiary, First Reliance Bank, to be materially different from future results, performance or achievements expressed or implied by such forward-looking statements. The words “expect,” “anticipate,” “intend,’ “plan,” “believe,” “seek,’ “estimate,” and similar expressions are intended to identify such forward-looking statements. First Reliance Bancshares, Inc.’s and its subsidiary’s actual results may differ materially from the results anticipated in any forward-looking statements made due to a variety of factors, including, without limitation:

•	The effects of future economic conditions;

•	Governmental monetary and fiscal policies, as well as legislative and regulatory changes;

•	The risks of changes in interest rates on the level and composition of deposits, loan demand, and the values of loan collateral, securities and interest rate protection agreements, as well as interest rate risks;

•	The effects of competition from other financial institutions and financial service providers operating in the First Reliance Bancshares, Inc.’s market area and elsewhere, including institutions operating locally, regionally, nationally and internationally, together with such competitors offering banking products and services by mail, telephone, and computer and the Internet; and

•	The failure of assumptions underlying the establishment of reserves for possible loan losses and estimations of values of collateral and various financial assets and liabilities.

All written or oral forward-looking statements attributable to First Reliance Bancshares, Inc. or its subsidiary are expressly qualified in their entirety by these cautionary statements.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Company duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FIRST RELIANCE BANCSHARES, INC.

Date: October 17, 2003	By:	/s/ Jeffrey A. Paolucci

Jeffrey A. Paolucci Chief Financial Executive

EXHIBIT INDEX

EXHIBIT NUMBER	DESCRIPTION

Exhibit 99	October 3, 2003 Press Release of First Reliance Bancshares, Inc.